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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, DC  20549

                                     FORM 8-K

                                  CURRENT REPORT
                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported):  JANUARY 6, 1999

                              SYMANTEC CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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               (State or Other Jurisdiction of Incorporation)

                0-17781                            77-0181864
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       (Commission File Number)          (IRS Employer Identification No.)

         10201 TORRE AVENUE, CUPERTINO, CALIFORNIA       95014
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          (Address of Principal Executive Offices)     (Zip Code)

                                 (408) 253-9600
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              (Registrant's Telephone Number, Including Area Code)

                                  NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5:     OTHER EVENTS

     On January 6, 1999, the Registrant received a comment letter from the Securities and Exchange Commission with respect to its Form 10-K for the fiscal year ended March 31, 1998 and Form 10-Q for the quarter ended October 2, 1998. The comment letter included questions related to accounting for certain acquisitions, including questions relating to the write-off of associated in-process research and development costs. The Registrant is in the process of re-evaluating these transactions and the related in-process research and development costs as well as the other questions raised in the comment letter. As a result, final operating results for the quarters ended July 3, 1998, October 2, 1998 and January 1, 1999 and the related year-to-date amounts may be subject to change.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      January 20, 1999

                                        SYMANTEC CORPORATION

                                        By: /s/ Derek P. Witte
                                            -----------------------------------
                                            Derek P. Witte
                                            Vice President, Worldwide Operations
                                            and Secretary







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